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                                                                   EXHIBIT 10(f)

                              INTERTAN CANADA LTD.
                                 INTERTAN, INC.

                        FIFTH AMENDMENT TO LOAN AGREEMENT


          The Fifth Amendment to Loan Agreement (this "Amendment") is dated as of October 1, 1999 and entered into by and among, inter alia, InterTAN Canada Ltd., as Canadian Borrower, InterTAN, Inc., as the Parent, the financial institutions listed on the signature pages hereof (the "Lenders"), and Bank of America Canada, a Canadian chartered bank, as agent for the Lenders (the "Agent"), and is made with reference to that certain Loan Agreement dated as of December 22, 1997 (as amended and in effect the "Loan Agreement"), by and among the Borrower, the Lenders and the Agent, as amended by the Rectification and Amendment No. 1 dated as of February 24, 1998, the Second Amendment to Loan Agreement dated as of January, 1999, the Third Amendment to Loan Agreement dated as of April 12, 1999 and the Fourth Amendment to Loan Agreement dated as of July 31, 1999. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

          Section 1  AMENDMENTS

          1.1 The first preamble to the Loan Agreement is amended by deleting the reference to "U.S.$50,000,000 (or the Equivalent Amount thereof in Cdn.$)" and substituting "Cdn. $67,000,000" therefor.

          1.2  Section 1.1 of the Loan Agreement is amended as follows:

               (a)  The definition of "BA Rate Margin" is deleted and the
                                       --------------
                    following is substituted therefor:

                    " "BA Rate Margin" means one and one half percent (1 1/2%)
                       --------------
                    per annum.".

               (b)  The definition of "Base Rate Margin" is deleted and the
                                       ----------------
                    following is substituted therefor:

                    " "Base Rate Margin" means zero percent (0%) per annum.".
                       ----------------

               (c)  The definition of "BAUK" is deleted and the following is
                                       ----
                    substituted therefor:

                    " "BAUK" means Bank of America National Association and its
                       ----
                    successors and assigns.".

               (d)  The definition of "Canadian Availability" is amended by
                                       ---------------------
                    deleting the phrase "(the foregoing amount calculated by deducting (b) from (a)
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                    being hereinafter referred to as the "Canadian Borrowing
                                                          ------------------
                    Base"), less (c)" and substituting the following:
                    ----

                    "plus (c) up to sixty percent (60%) of the appraised (on a
                     ----
                    basis and with appraisers's satisfactory to the Agent and Lenders) "as is" market value of Real Estate of the Canadian Borrower, provided, however, that this amount will only be
                              --------  -------
                    available to the extent that there are, and in a maximum amount not exceeding, outstanding and unreimbursed Permitted Parent Loans and further, provided, that the addition of
                                     -------  --------
                    availability against the Real Estate can never result in the Maximum Revolving Credit Line being exceeded (the foregoing amount calculated by deducting (b) from (a) and then adding
                    (c) being hereinafter referred to as the "Canadian Borrowing
                                                              ------------------
                    Base"), less (d)".
                    ----    ----

               (e)  The definition of "Dilution Reserve" is amended by deleting
                                       ----------------
                    the phrase "five percent (5%) of the Net Amount of Eligible Canadian Accounts or the Net Amount of Eligible U.K. Accounts, as applicable" and substituting "zero percent (0%)" therefor.

               (f)  The definition of "LIBOR Rate Margin" is deleted and the
                                       -----------------
                    following is substituted therefor:

                    " "LIBOR Rate Margin" means one and one half percent
                       -----------------
                    (1 1/2%) per annum.".

               (g)  The definition of "Material Agreements" is amended to delete
                                       -------------------
                    everything after the semicolon in the sixth line.


               (h)  The definition of "Maximum Canadian Revolving Credit Line"
                                       --------------------------------------
                    is deleted and the following substituted therefor:

                    ""Maximum Canadian Revolving Credit Line" means
                      --------------------------------------
                    Cdn.$67,000,000.".

               (i)  The definition of "Prime Rate Margin" is deleted and the
                                       -----------------
                    following is substituted therefor:

                    " "Prime Rate Margin" means zero percent (0%) per annum.".
                       -----------------

               (j)  The definition of "Real Estate" is amended to delete
                                       -----------
                    everything after "279 Bayview Drive, Barrie, Ontario, L4M 4W5".

               (k)  The definition of "Total Commitments" is deleted and the
                                       -----------------
                    following substituted therefor:
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                                      -3-


                    " "Total Commitments" means the aggregate of the Lenders'
                       -----------------
                    Commitments from time to time and which shall be, initially, Cdn.$67,000,000.".

               (l)  the definition of "Tangible Net Worth" is amended by
                                       ------------------
                    deleting paragraph (b) thereof and substituting therefor the following:

                    "(b) an amount equal to the lesser of Cdn.$30,000,000 and the amount of outstanding and unreimbursed Permitted Parent Loans,",

                    by deleting the references in paragraph (c) to "the Closing Date" and substituting therefor "July 1, 1999", and by adding the following sentence at the end thereof:

                      "Notwithstanding the foregoing, the foregoing amount may
                    in the sole discretion of the Lenders be adjusted for non-cash adjustments after September 30, 1999.".

               (m) The following definition is added (in correct alphabetical placement):

                    " "Permitted Parent Loans" means demand loans and/or
                       ----------------------
                    Distributions made by the Canadian Borrower to the Parent on or after September 30, 1999 which may be used by the Parent for such purposes as it shall see fit (including stock buy backs and/or dividends) provided that:
                                            -------- ----

                    (a) no such loan or Distribution shall be made or permitted to be outstanding and unrepaid or unreimbursed if an Event has occurred and is continuing or if an Event could reasonably be expected to occur in consequence thereof; and

                    (b) all loans (if any) shall be on a demand basis and evidenced by promissory notes (in form and substance satisfactory to the Agent) duly endorsed in favour of and delivered to the Agent.".

          1.3 Section 2.1(a) of the Loan Agreement is amended by deleting the reference to "$50,000,000" and substituting "Cdn.$67,000,000" therefor.

          1.4 Section 2.1(b) of the Loan Agreement is, for greater certainty, amended by deleting the reference to "$25,000,000" and substituting "$nil" therefor.
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                                      -4-

          1.5 Section 2.3 of the Loan Agreement is amended by deleting the reference to "$25,000,000" and substituting "Cdn.$20,000,000" therefore and by deleting the reference to "$15,000,000" and substituting "$nil" therefor.

          1.6 Section 2.4(b) of the Loan Agreement is amended, for greater certainty, by deleting the references to "$7,500,000" and "$750,000" and substituting "$nil" therefor.

          1.7 Section 3.6 of the Loan Agreement is amended by deleting the reference to "$10,000" and substituting "U.S. $7,500" therefor.

          1.8 Section 4.9 of the Loan Agreement is amended by deleting everything after the phrase "in respect of any payments to it" in the second to last line.

          1.9 Section 9.8 of the Loan Agreement is amended to add the following at the end of the first full paragraph:

               "and (C) the Borrower may make and shall be permitted to have outstanding, and the Parent shall be entitled to make repayments or reimbursements of, the Permitted Parent Loans",

and the reference to "clauses (A) or (B)" is deleted and "clauses (A), (B) or
(C)" is substituted therefor.

          1.10 Section 9.22 is deleted and the following is substituted therefor:

               "9.22 Minimum Availability.  The sum of (a)  Canadian
                     --------------------
               Availability plus, (b) between January 1 and April 30, up to
                            ----
               Cdn.$10,000,000 to the extent of cash of the Borrower on hand, shall be not less than Cdn.$25,000,000 at any time when any loans are outstanding or there are any unreimbursed/unrepaid Distributions to the Parent which in either case are Permitted Parent Loans.".

          1.11 Section 9.23 is amended by deleting the reference to "U.S.$96,000,000" and substituting "Cdn.$116,000,000" therefor.

          1.12 Section 14.15 of the Loan Agreement is deleted and "Deliberately Left Blank" is substituted therefor.

          1.13 Section 15.3 of the Loan Agreement is amended by deleting the reference to "25,000,000" and substituting "Cdn.$10,000,000" therefor.


          Section 2.  CONDITIONS TO EFFECTIVENESS
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                                      -5-

          This Amendment shall become effective as of October 1, 1999 (the "Fifth Amendment Effective Date") but only upon each of the Borrower and the
-------------------------------
Parent delivering to the Agent (for the Lenders) two originally executed copies of each of the following:

          (a)  this Agreement;

          (b) a certified resolution of each of the Borrower's and the Parent's directors authorizing its entering into and performance of this Agreement;

          (c) certified copies of the articles and by-laws of the Borrower and Parent, as currently in effect; and

          (d) a certificate of the Borrower as to the truth and accuracy of all representations and warranties in Section 3 hereof.

          Section 3.  BORROWERS' AND PARENT'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each of the Borrower and Parent represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

          A.  Authorization, Validity, and Enforceability of this Amendment.
The Borrower or the Parent, as applicable, has the corporate power and authority to execute and deliver this Amendment and to perform the Loan Agreement as amended by this Amendment (the "Amended Agreement"). The Borrower or the
                               -------------------
Parent, as applicable, has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution and delivery of this Amendment and the performance of the Amended Agreement. This Amendment has been duly executed and delivered by the Borrower or the Parent, as applicable, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Borrower or the Parent, as applicable, enforceable against it in accordance with their respective terms without defence, setoff or counterclaim. The Borrower's or the Parent's, as applicable, execution and delivery of this Amendment and the performance by the Borrower or the Parent, as applicable, of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of the Borrower or the Parent, as applicable, or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which the Borrower or the Parent, as applicable, is a party or which is binding on it, (b) any Requirement of Law applicable to the Borrower or the Parent, as applicable, or any of its Subsidiaries, or (c) the certificate or articles of incorporation or amalgamation or bylaws of the Borrower or the Parent, as applicable, or any of its Subsidiaries.
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                                      -6-

          B. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or the Parent, as applicable, or any of its Subsidiaries of this Amendment or the Amended Agreement except for such as have been obtained or made and filings required in order to perfect the Agent's security interests.

          C. Incorporation of Representations and Warranties From Loan Agreement. The representations and warranties contained in Section 8 of the Loan Agreement except to the extent applicable to the U.K. Borrower or the U.K. Collateral (and, in the case of Section 8.10, except as herein provided and consented to) are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date or incorporate by reference information disclosed or contained in the Exhibits to the Loan Agreement, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          D. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event or an Event of Default.

          Section 4.  MISCELLANEOUS

          A. Reference to and Effect on the Loan Agreement and the Other Loan Documents.

               (1) On and after the Fifth Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

               (2) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.
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                                      -7-

          B. Fees and Expenses. The Borrower agrees to pay to the Agent and Lender an amendment fee in the amount of U.S.$10,000 for entering into this Amendment. The Borrower further agrees to pay and indemnify and save harmless BACAN for and in respect of all fees paid or payable in connection with assignments by Congress Financial Corporation and/or BankBoston Retail Finance Inc. to BACAN of its and/or their Participations in the Canadian Revolving Credit Facility, it being acknowledged by the Borrower that Congress Financial Corporation and BankBoston Retail Finance Inc. will, as a condition of assigning their interests, charge a fee equivalent in amount to the fee provided for in
Section 12 of the Loan Agreement upon a termination and repayment by the Borrower of the Canadian Revolving Credit Facility plus U.S.$6,667 (in the
                                                   ----
aggregate for both of them) relating to the prior termination of the U.K. Revolving Credit Facility. The Agent is authorized and directed to collect the foregoing fees by debiting the Borrower's account(s). The Borrower acknowledges that all costs, fees and expenses as described in Section 16.9 of the Loan
                                                  ------------
Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          C. Captions. The captions contained in this Amendment are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

          D. Governing Law. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by the Agent, each Lender, the Parent and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Parent, the Agent and the Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.
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                                      -8-

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


INTERTAN CANADA LTD.


By:    /s/ James G. Gingerich
Name:  James G. Gingerich
Title: Vice President



INTERTAN, INC.


By:    /s/ James G. Gingerich
Name:  James G. Gingerich
Title: Executive Vice President & CFO



BANK OF AMERICA CANADA,
as Agent and as the Lender


By:    /s/ Robert Kizell
Name:  Robert Kizell
Title: Vice-President